LONG-TERM INVESTMENTS (Details2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Equity method investments, summarized balance sheet data:
Current assets	$ 17,163	$ 10,603
Non-current assets	24,535	25,472
Current liabilities	24,487	20,227
Non-current liabilities	14,119	5,962
Equity method investments, summarized operating data:
Net sales	51,534	78,058	368,433
Gross profit	10,326	16,777	105,749
Net loss	$ (12,527)	$ (30,761)	$ (17,636)